CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of Investments (unaudited)	February 29, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.0%
COMMUNICATION SERVICES - 14.0%
Entertainment - 2.2%
Walt Disney Co.	2,825,445	$332,413,604

Interactive Media & Services - 9.7%
Alphabet Inc., Class A Shares	144,193	193,110,475	*
Alphabet Inc., Class C Shares	363,367	486,668,324	*
Facebook Inc., Class A Shares	3,983,578	766,719,258	*

Total Interactive Media & Services		1,446,498,057

Media - 2.1%
Comcast Corp., Class A Shares	7,793,011	315,071,435

TOTAL COMMUNICATION SERVICES		2,093,983,096

CONSUMER DISCRETIONARY - 14.4%
Auto Components - 0.3%
Aptiv PLC	537,411	41,977,173

Internet & Direct Marketing Retail - 10.7%
Alibaba Group Holding Ltd., ADR	1,433,647	298,198,576	*
Amazon.com Inc.	584,048	1,100,200,420	*
Booking Holdings Inc.	120,775	204,793,337	*

Total Internet & Direct Marketing Retail		1,603,192,333

Specialty Retail - 3.4%
Advance Auto Parts Inc.	1,551,514	206,320,331
Home Depot Inc.	1,362,014	296,701,130

Total Specialty Retail		503,021,461

TOTAL CONSUMER DISCRETIONARY		2,148,190,967

CONSUMER STAPLES - 3.8%
Beverages - 1.3%
Anheuser-Busch InBev SA/NV, ADR	3,164,033	184,684,606

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	901,741	253,515,465

Food Products - 0.8%
McCormick & Co. Inc., Non Voting Shares	839,668	122,751,065

TOTAL CONSUMER STAPLES		560,951,136

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Pioneer Natural Resources Co.	1,247,986	153,227,721

FINANCIALS - 3.5%
Capital Markets - 1.7%
Charles Schwab Corp.	6,254,976	254,890,272

Consumer Finance - 1.8%
American Express Co.	2,494,393	274,208,623

TOTAL FINANCIALS		529,098,895

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2020 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of Investments (unaudited) (cont’d)	February 29, 2020

SECURITY	SHARES	VALUE
HEALTH CARE - 12.6%
Biotechnology - 2.4%
Alexion Pharmaceuticals Inc.	2,026,241	$190,527,441	*
BioMarin Pharmaceutical Inc.	1,937,402	175,083,019	*

Total Biotechnology		365,610,460

Health Care Providers & Services - 3.1%
UnitedHealth Group Inc.	1,855,797	473,154,003

Life Sciences Tools & Services - 2.5%
Thermo Fisher Scientific Inc.	1,274,144	370,521,075

Pharmaceuticals - 4.6%
Johnson & Johnson	1,952,204	262,532,394
Zoetis Inc.	3,162,449	421,333,080

Total Pharmaceuticals		683,865,474

TOTAL HEALTH CARE		1,893,151,012

INDUSTRIALS - 10.4%
Aerospace & Defense - 0.9%
United Technologies Corp.	1,015,730	132,644,181

Air Freight & Logistics - 2.5%
CH Robinson Worldwide Inc.	1,410,640	97,193,096
United Parcel Service Inc., Class B Shares	2,988,171	270,399,594

Total Air Freight & Logistics		367,592,690

Industrial Conglomerates - 2.0%
Honeywell International Inc.	1,837,553	297,995,970

Professional Services - 1.8%
IHS Markit Ltd.	3,845,123	273,926,562

Road & Rail - 1.5%
Uber Technologies Inc.	6,515,198	220,669,756	*

Trading Companies & Distributors - 1.7%
W.W. Grainger Inc.	944,438	262,119,323

TOTAL INDUSTRIALS		1,554,948,482

INFORMATION TECHNOLOGY - 34.1%
IT Services - 8.1%
Akamai Technologies Inc.	3,514,426	304,032,993	*
Fidelity National Information Services Inc.	1,678,651	234,541,118
Visa Inc., Class A Shares	3,728,865	677,758,502

Total IT Services		1,216,332,613

Semiconductors & Semiconductor Equipment - 5.3%
NVIDIA Corp.	1,231,119	332,488,308
QUALCOMM Inc.	3,374,162	264,196,885
Texas Instruments Inc.	1,681,995	191,982,909

Total Semiconductors & Semiconductor Equipment		788,668,102

Software - 17.0%
Adobe Inc.	1,358,270	468,766,143	*
Microsoft Corp.	5,253,568	851,130,552
Nutanix Inc., Class A Shares	4,731,881	112,808,043	*

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2020 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of Investments (unaudited) (cont’d)	February 29, 2020

SECURITY		SHARES	VALUE
Software - (continued)
Oracle Corp.		4,491,368	$222,143,061
Palo Alto Networks Inc.		961,555	177,522,284	*
salesforce.com Inc.		1,559,187	265,685,465	*
Splunk Inc.		1,827,679	269,271,947	*
VMware Inc., Class A Shares		1,511,954	182,220,696	*

Total Software			2,549,548,191

Technology Hardware, Storage & Peripherals - 3.7%
Apple Inc.		2,024,484	553,412,946

TOTAL INFORMATION TECHNOLOGY			5,107,961,852

MATERIALS - 2.4%
Chemicals - 2.4%
Ecolab Inc.		1,343,026	242,349,042
Linde PLC		612,168	116,930,209

TOTAL MATERIALS			359,279,251

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Equinix Inc.		472,535	270,668,048

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $11,280,327,954)			14,671,460,460

	RATE
SHORT-TERM INVESTMENTS - 2.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	1.412%	302,269,302	302,269,302
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	1.458%	75,567,325	75,567,325	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $377,836,627)			377,836,627

TOTAL INVESTMENTS - 100.5% (Cost - $11,658,164,581)			15,049,297,087
Liabilities in Excess of Other Assets - (0.5)%			(80,304,555)

TOTAL NET ASSETS - 100.0%			$14,968,992,532

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At February 29, 2020, the total market value of investments in Affiliated Companies was $75,567,325 and the cost was $75,567,325 (Note 2).

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$14,671,460,460	—	—	$14,671,460,460
Short-Term Investments†	377,836,627	—	—	377,836,627

Total Investments	$15,049,297,087	—	—	$15,049,297,087

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the period ended February 29, 2020. The following transactions were effected in shares of such company for the period ended February 29, 2020.

	Affiliate Value at November 30, 2019	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 29, 2020
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$189,479,281	189,479,281	$113,911,956	113,911,956	—	$221,065	—	$75,567,325

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